UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2017

99 CENTS ONLY STORES LLC

(Exact name of registrant as specified in its charter)

California	1-11735	95-2411605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of principal executive offices)	(Zip Code)

(323) 980-8145

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b12b- 2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 1.01                        Entry Into a Material Definitive Agreement.

Second Supplemental Indenture

On December 14, 2017, following receipt of the requisite number of consents in connection with the previously announced exchange offer and consent solicitation (the “Exchange Offer”), to eligible holders of its outstanding 11% Senior Notes due 2019 (the “Existing Notes”), 99 Cents Only Stores LLC (the “Company”), 99 Cents Only Stores Texas, Inc. (the “Guarantor”), and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into a Second Supplemental Indenture, dated December 14, 2017 (the “Second Supplemental Indenture”) to the Indenture, dated as of December 29, 2011 (the “Indenture”), which, among other items, eliminates or modifies substantially all of the restrictive covenants relating to the Company and its subsidiaries, certain reporting obligations, certain events of default and related provisions of the Indenture.  Following the settlement of the Exchange Offer, $7,772,000 aggregate principal amount of the Existing Notes remain outstanding and will be governed by the Indenture, as amended by the Second Supplemental Indenture.

In connection with the foregoing, the Company is not required and will cease to file periodic and current reports with the Securities Exchange Commission.

The foregoing description of the Second Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Second Supplemental Indenture, which is as attached hereto as Exhibit 4.1 and is incorporated herein by reference.

New Notes Indenture

The Exchange Offer, which was made pursuant to the terms and subject to the conditions set forth in the Company’s Amended and Restated Confidential Offering Memorandum and Consent Solicitation Statement dated November 22, 2017, consisted of an offer to exchange validly tendered Existing Notes for the Company’s newly issued 13% Cash/PIK Notes due 2022 (the “New Secured Notes”).

In connection with the settlement of the Exchange Offer, the Company issued $140,110,000 in aggregate principal amount of New Secured Notes and, for Existing Notes tendered prior to the early tender date of November 30, 2017, early tender consideration (“Early Tender Consideration”) of $1,050,825 in cash in exchange for Existing Notes validly tendered and accepted for exchange pursuant to the Exchange Offer. The New Secured Notes were issued pursuant to an indenture, dated as of December 14, 2017 (the “New Notes Indenture”), among the Company, the Guarantor (as defined therein), and the Trustee.

The New Secured Notes will bear interest at a rate of 13% per annum consisting of 11% per annum payable in cash and 2% per annum payable in the form of additional New Secured Notes, payable semi-annually in arrears on June 15 and December 15 of each year, beginning on June 15, 2018. The New Secured Notes will mature on April 14, 2022.

The Company may redeem the New Secured Notes at its option, in whole or in part, at any time on or after June 15, 2019 at the redemption prices specified in the New Notes Indenture, plus accrued and unpaid interest, if any, to the redemption date. At any time prior to June 15, 2019, the Company may redeem at its option the New Secured Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the New Secured Notes redeemed plus a make-whole premium as of the redemption date. In addition, on or prior to June 15, 2019, the Company may, subject to certain limitations specified in the New Notes Indenture, at its option and on one or more occasions, (1) redeem the New Secured Notes, in whole or in part, in connection with or upon the occurrence of specific kinds of changes of control or public equity offerings at a redemption price equal to 102% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, and (2) redeem up to 35% of the aggregate principal amount of the New Secured Notes at a redemption price equal to 103.000% of the aggregate principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date with the net cash proceeds of certain equity offerings. If the Company experiences specific kinds of changes of control, it must offer to purchase the New Secured Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest to the date of purchase.

The Company’s obligations under the New Secured Notes are required to be guaranteed on a senior secured basis by certain of the Company’s existing and future direct or indirect wholly owned restricted subsidiaries. The New Secured Notes and the related guarantees are the Company’s and the Guarantor’s senior secured obligations and (1) rank senior in right of payment to all of the Company’s and the Guarantor’s existing and future subordinated indebtedness, (2) are effectively senior to all of the Company’s and the Guarantor’s existing and future indebtedness that is either secured by liens that rank junior to the liens securing the New Secured Notes or is unsecured, in each case, to the extent of the value of the assets securing the New Secured Notes, and (3) rank equally in right of payment with all of the Company and the Guarantor’s existing and future senior indebtedness that is not subordinated to the New Secured Notes. The New Secured Notes and the related guarantees are effectively subordinated to certain credit facilities of the Company and the Guarantor, to the extent of the value of the interest of the holders of that secured indebtedness in the assets securing such indebtedness, and are effectively junior (and not junior in right of payment) to all existing and future liabilities of any subsidiaries of the Company that are not the Guarantor.

The New Notes Indenture contains covenants that restrict the ability of the Company and its restricted subsidiaries to: incur or guarantee additional indebtedness; create or incur certain liens; pay dividends or make other restricted payments; incur restrictions on the payment of dividends or other distributions from certain subsidiaries; make certain investments; transfer or sell assets; engage in transactions with affiliates; and merge or consolidate with other companies or transfer all or substantially all of the Company’s assets. Under the New Notes Indenture, if the New Secured Notes are assigned investment grade ratings and no default or event of default has occurred and is continuing, certain of these covenants will be suspended.  The New Notes Indenture also contains certain affirmative covenants and events of defaults.

The New Notes Indenture requires the Company to post certain periodic and current reports to a secure data site maintained by the Company for the benefit of holders and prospective holders of New Secured Notes.

The New Secured Notes have not been registered under the Securities Act of 1933, as amended or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the New Notes Indenture does not purport to be complete and is qualified in its entirety by reference to the New Notes Indenture, which is as attached hereto as Exhibit 4.2 and is incorporated herein by reference.

The Contribution and Exchange Agreement

Concurrently with the settlement of the Exchange Offer, the Company entered into a Contribution and Exchange Agreement, dated December 14, 2017 (the “Contribution and Exchange Agreement”), by and among the Company, Number Holdings Inc., a Delaware corporation and the direct parent of the Company (“Parent”) and certain affiliates of the Company’s controlling equity holders (the “Sponsor Noteholders”), pursuant to which Parent issued new paid-in-kind Series A-1 Participating Preferred Stock of Parent (the “Parent Preferred Stock”) with an aggregate liquidation preference of $102,118,000 and early tender consideration paid in shares of Parent Preferred Stock with an aggregate liquidation preference of $765,885 in exchange for the Existing Notes tendered by the Sponsor Noteholders and accepted for exchange by the Company.

The Parent Preferred Stock has not been registered under the Securities Act of 1933, as amended or the securities laws of any state and may not be offered or sold in the United States absent registration or an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the Contribution and Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the Contribution and Exchange Agreement, which is as attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01, which is incorporated herein by reference.

Item 8.01                        Other Events.

On December 14, 2017, the Company issued a press release announcing the final settlement of its previously announced Exchange Offer to eligible holders of the Existing Notes.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information disclosed in this Item 8.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, regardless of any general incorporation language in such a filing.

Item 9.01                        Financial Statements and Exhibits.

(d)                              Exhibits

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of December 14, 2017, among the Company, the Guarantor, and Wilmington Trust, National Association, as trustee
4.2	New Notes Indenture, dated as of December 14, 2017, among the Company, the guarantors party thereto, and Wilmington Trust, National Association, as trustee
10.1	Contribution and Exchange Agreement, dated as of December 14, 2017, among the Company, Number Holdings, Inc., AF III Holdings A S.a.r.l. and CPP Investment Board (USRE II) Inc.
99.1	Press Release, dated December 14, 2017

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture, dated as of December 14, 2017, among the Company, the Guarantors, and Wilmington Trust, National Association, as trustee
4.2	New Notes Indenture, dated as of December 14, 2017, among the Company, the guarantors party thereto, and Wilmington Trust, National Association, as trustee
10.1	Contribution and Exchange Agreement, dated as of December 14, 2017, among the Company, Number Holdings, Inc., AF III Holdings A S.a.r.l. and CPP Investment Board (USRE II) Inc.
99.1	Press Release, dated December 14, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

99 CENTS ONLY STORES LLC

Dated: December 14, 2017	By:	/s/ Felicia Thornton
Felicia Thornton
Chief Financial Officer